EXHIBIT 10.89


                            SUBORDINATION AGREEMENT

      This Subordination Agreement (as the same may from time to time be amended, modified or restated, the "Agreement") is dated as of July 31, 1998 and is entered into by and between O. BRUTON SMITH (the "Junior Creditor") and U.S. Bank Trust National Association (the "Trustee"), a bank organized under the laws of the United States, as Trustee under an Indenture dated as of July 1, 1998 (the "Indenture") among Sonic Automotive, Inc. (the "Issuer"), the Guarantors named therein (the "Guarantors"), and the Trustee, and acting hereunder for the benefit of the holders (the "Holders") of the Issuer's $125,000,000 in principal amount of Senior Subordinated Notes Due 2008 (the "Issuer's Senior Notes") issued pursuant to the Indenture (in such capacity, "Senior Creditor").

                             W I T N E S S E T H:

      WHEREAS, the Junior Creditor has a financial interest in the Issuer relating to the Issuer's obligation to repay the Junior Creditor a debt in the principal amount of $5,500,000 evidenced by the Issuer's Subordinated Promissory Note dated December 15, 1997 (collectively with any instrument that may be substituted for such note, the "Subordinated Note");

      WHEREAS, the Issuer and the Trustee have entered into the Indenture for the benefit of the Holders and providing for the issuance by the Issuer's Senior Notes;

      WHEREAS, the Junior Creditor acknowledges that the issuance of the Issuer's Senior Notes and the Issuer's receipt of the proceeds from the sale thereof is of direct pecuniary value to the Junior Creditor;

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged by the Junior Creditor, and in order to induce the Holders to purchase the Issuer's Senior Notes for the benefit of the Issuer and to provide the ranking of the Issuer's Senior Notes among the Issuer's debt as disclosed in the Issuer's Final Offering Memorandum dated July 28, 1998 relating to the sale of the Issuer's Senior Notes, the Junior Creditor hereby agrees with Trustee, for the benefit of the Holders, as hereinafter set forth.

      1. Certain Defined Terms. In addition to the terms defined above and elsewhere in this Agreement, the following terms used in this Agreement shall have the following meanings, applicable both to the singular and the plural forms of the terms defined:


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      As used in this Agreement:

      "Ford Subordination Agreement" shall mean that certain Subordination Agreement between the Junior Creditor and Ford Motor Credit Company dated December 15, 1997.

      "Issuer" shall mean Sonic Automotive, Inc., a Delaware corporation or any successor assign or assign of Sonic Automotive, Inc., including, without limitation, a receiver, trustee or debtor-in-possession.

      "Senior Debt" shall mean (a) the indebtedness evidenced by the Issuer's Senior Notes and all other obligations, liabilities, and indebtedness issued or arising pursuant to the Indenture, in each case whether now existing or hereafter arising (and whether such indebtedness arises or accrues before or after the commencement of any bankruptcy, insolvency or receivership proceedings) directly between Issuer and the Senior Creditor, or acquired outright, conditionally or as collateral security from another by the Senior Creditor, including, without limitation, interest and fees accruing pre-petition or post-petition at the rate or rates prescribed in Issuer's Senior Notes and costs, expenses, and attorneys' and paralegals' fees, whenever incurred (and whether or not such claims, interest, costs, expenses or fees are allowed or allowable in any such proceeding); and (b) amounts disbursed or advanced (including, without limitation in connection with the provision of any financing or other financial accommodations pursuant to Section 364 of the Bankruptcy
Code) by the Senior Creditor which the Senior Creditor, in its good faith discretion and to the extent the same may be permitted under the Indenture, deems necessary or desirable to preserve or protect any collateral now or hereafter securing all or any portion of the Senior Debt or to enhance the likelihood or maximize the amount of repayment of the Senior Debt, including, but not limited to, all protective advances, costs, expenses, and attorneys' and paralegals' fees, whensoever made, advanced or incurred by the Senior Creditor in connection with the Senior Debt or the collateral therefor ("Preservation Debt").

      "Subordinated Debt" shall mean (a) all principal of, and premium, if any, and interest on, the Subordinated Note, and (b) all other indebtedness, fees, expenses, obligations and liabilities of the Issuer (or any other person, firm, partnership or corporation for the benefit of Issuer) to the Junior Creditor, whether now existing or hereafter incurred or created, under or with respect to the Subordinated Note, in each case, whether such amounts are due or not due, direct or indirect, absolute or contingent.

      2. Standby; Subordination. The payment and performance of the Subordinated Debt is hereby subordinated to the Senior Debt and, except as set forth in
Section 3 below, the Junior Creditor will not accelerate, ask, demand, sue for, take or receive from Issuer, by setoff or in any other manner, the whole or any part of the Subordinated Debt, including, without limitation, the taking of any negotiable instruments evidencing such amounts, nor any security for any of the Subordinated Debt, unless and until all of the Senior Debt shall have been fully and indefeasibly paid and satisfied in cash. The Junior Creditor also hereby agrees that, regardless of whether the Senior Debt is secured or unsecured, upon satisfaction in full of the Senior Debt (in this one instance, as this term is defined in the Ford

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Subordination Agreement) and the termination of all financing arrangements between the Issuer and/or any of its affiliates and Ford Motor Credit Company, then the Senior Creditor shall be subrogated for the Junior Creditor with respect to the Junior Creditor's claims against the Issuer and the Junior Creditor's rights, liens and security interests, if any, in any of the Issuer's assets or any other assets securing the Senior Debt and the proceeds thereof until all of the Senior Debt has been fully and indefeasibly paid and satisfied in cash.

      3. Permitted Payments. Notwithstanding the provisions of Section 2 of this Agreement, until the occurrence of a "Default" or an "Event of Default" (as these terms are defined in the Indenture), and provided that (i) there shall not then exist any breach of this Agreement by the Junior Creditor which has not been waived, in writing, by the Senior Creditor, and (ii) the payment described below, if made, would not give rise to the occurrence of an Event of Default, Issuer may pay to the Junior Creditor, and the Junior Creditor may accept from Issuer, regularly scheduled payments of interest, when due, on an unaccelerated basis, pursuant to the Subordinated Note provided the maximum interest rate at which such payments shall be permitted shall not exceed the "Prime Rate" announced from time to time by NationsBank N.A. in Charlotte, North Carolina, or any successor, plus 0.5% per annum ("Permitted Payments"), it being understood and agreed by the Junior Creditor that the Subordinated Note may not be modified or amended without the prior written consent of the Senior Creditor.

      4. Enforcement Rights. Prior to the indefeasible payment in full in cash of the Senior Debt and the termination of all financing arrangements between Issuer and the Senior Creditor, the Junior Creditor shall not have any right to enforce any claim with respect to the Subordinated Debt, including, without limitation, any Permitted Payment, or otherwise to take any action against the Issuer or the Issuer's property without the Senior Creditor's prior written consent.

      5. Liens; Permitted Transfers. The Junior Creditor hereby represents as of the date hereof that the Junior Creditor has not been granted or obtained any liens or security interests in any assets of the Debtor Parties or any other assets securing the Senior Debt. The Junior Creditor agrees that, without the prior written consent of the Senior Creditor, the Junior Creditor shall not take any liens on or security interests in any assets of the Issuer or any other assets securing the Senior Debt. The Junior Creditor acknowledges and agrees that, to the extent the terms and provisions of this Agreement are inconsistent with the Subordinated Note, the Subordinated Note shall be deemed to be subject to this Agreement. The Junior Creditor agrees that, without the prior written consent of the Senior Creditor, the Junior Creditor shall not take any liens on or security interests in any assets of the Issuer or any other assets securing the Senior Debt. In the event that the Issuer proposes to sell, assign, transfer, lease, convey or otherwise dispose of any of its property (a "Transfer") and such Transfer is either permitted pursuant to the Indenture or pursuant to a separate consent executed by the Senior Creditor, then such Transfer shall be deemed to be permitted and consented to by the Junior Creditor and shall not constitute a violation or breach of any terms contained in the Subordinated Note. The Junior Creditor acknowledges and agrees that, to the extent the terms and provisions of this Agreement are inconsistent with the Subordinated Note, the Subordinated Note shall be deemed to be subject to this Agreement.

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      6. Subordinated Debt Owed Only to the Junior Creditor. The Junior Creditor
warrants and represents that (a) the Junior Creditor has not previously assigned (other than to the extent set forth in the Ford Subordination Agreement) any interest in the Subordinated Debt or any security interest in connection therewith, if any; (b) no other party owns an interest in the Subordinated Debt or security therefor other than the Junior Creditor (whether as joint holders of the Subordinated Debt, participants or otherwise); and that the entire Subordinated Debt is owing only to the Junior Creditor. The Junior Creditor covenants that the entire Subordinated Debt shall continue to be owing only to the Junior Creditor and all security therefor, if any, shall continue to be held solely for the benefit of the Junior Creditor.

      7. Senior Creditor Priority. In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Issuer or the proceeds thereof to the creditors of Issuer or readjustment of the obligations and Subordinated Debt of Issuer, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Senior Debt or the Subordinated Debt, or the application of the assets of Issuer to the payment or liquidation thereof, or upon the dissolution or other winding up of Issuer's business, or upon the sale of all or substantially all of Issuer's assets (an "Insolvency or Liquidation Proceeding"), then, and in any such event,
(i) the Senior Creditor shall be entitled to receive indefeasible payment in full in cash of any and all of the Senior Debt prior to the payment of all or any part of the Subordinated Debt, and (ii) any payment or distribution of any kind or character, whether in cash, securities or other property, subject to the rights of others under the Ford Subordination Agreement, which shall be payable or deliverable upon or with respect to any or all of the Subordinated Debt shall be paid or delivered directly to the Senior Creditor for application on any of the Senior Debt, due or not due, until the Senior Debt shall have first been fully and indefeasibly paid and satisfied in cash.

      8. Grant of Authority to the Senior Creditor. Subject to the prior and superior rights of the holders of the Senior Debt (in this one instance as such term is defined in the Ford Subordination Agreement) and further in the event of the occurrence of any Insolvency or Liquidation Proceeding, and in order to enable the Senior Creditor to enforce its rights hereunder in any of the aforesaid actions or proceedings, the Senior Creditor is hereby irrevocably authorized and empowered, in the Senior Creditor's discretion, to file, make and present for and on behalf of the Junior Creditor such proofs of claims against the Issuer on account of the Subordinated Debt or other motions or pleadings as the Senior Creditor may deem expedient or proper and to vote such proofs of claims in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of any portion of the Senior Debt. Subject to the prior and superior rights of the holders of the Senior Debt (in this one instance as such term is defined in the Ford Subordination Agreement), in voting such proofs of claim in any proceeding, the Senior Creditor may act in a manner consistent with its sole interest and shall have no duty to take any action to optimize or maximize the Junior Creditor's recovery with respect to its claim. Subject to the prior and superior rights of the holders of the Senior Debt (in this one instance as such term

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is defined in the Ford Subordination Agreement), the Junior Creditor irrevocably authorizes and empowers the Senior Creditor to demand, sue for, collect and receive each of the aforesaid payments and distributions described in Section 7 above and give acquittance therefor and to file claims and take such other actions, in the Senior Creditor's own name or in the name of the Junior Creditor or otherwise, as the Senior Creditor may deem necessary or advisable. Subject to the prior and superior rights of the holders of the Senior Debt (in this one instance as such term is defined in the Ford Subordination Agreement), to the extent that payments or distributions are made in property other than cash, the Junior Creditor authorizes the Senior Creditor to sell such property to such buyers and on such terms as the Senior Creditor, in its sole discretion, shall determine. Subject to the prior and superior rights of the holders of the Senior Debt (in this one instance as such term is defined in the Ford Subordination Agreement), the Junior Creditor will execute and deliver to the Senior Creditor such powers of attorney, assignments and other instruments or documents, including notes and stock certificates (together with such assignments or endorsements as the Senior Creditor shall deem necessary), as may be requested by the Senior Creditor in order to enable the Senior Creditor and to enforce any and all claims of the Senior Creditor upon or with respect to any or all of the Subordinated Debt and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Debt, all for the Senior Creditor's own benefit. Subject to the prior and superior rights of the holders of the Senior Debt (in this one instance as such term is defined in the Ford Subordination Agreement), following the indefeasible payment in full in cash of the Senior Debt, the Senior Creditor shall remit to the Junior Creditor, all dividends or other payments or distributions paid to and held by the Senior Creditor in excess of the Senior Debt. Each of the powers and authorizations granted to the Senior Creditor in this Section 8, being coupled with an interest, is irrevocable.

      9. Payments Received by the Junior Creditor. Subject to the rights of Ford Motor Credit Company under the Ford Subordination Agreement, and except for Permitted Payments received by the Junior Creditor prior to the occurrence of an a "Default" or "Event of Default" as provided in Section 3 above, should any payment or distribution or security or instrument or proceeds thereof be received by the Junior Creditor upon or with respect to the Subordinated Debt or any other obligations of the Issuer to the Junior Creditor prior to the indefeasible payment in full in cash of all of the Senior Debt and termination of all financing arrangements between the Issuer and the Senior Creditor, the Junior Creditor shall receive and hold the same in a segregated account in trust, as trustee, for the benefit of the Senior Creditor, and shall forthwith deliver the same to the Senior Creditor, in precisely the form received (except for the endorsement or assignment of the Junior Creditor where necessary), for application on any of Senior Debt, due or not due, and, until so delivered, the same shall be held in trust by the Junior Creditor as the property of the Senior Creditor. Subject to the rights of Ford Motor Credit Company under the Ford Subordination Agreement, in the event of the failure of the Junior Creditor to make any such endorsement or assignment to the Senior Creditor, the Senior Creditor, or any of its officers or employees, is hereby irrevocably authorized to make the same (which authorization, being coupled with an interest, is irrevocable).


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      10. Instrument Legend. Any instrument evidencing any of the Subordinated
Debt (including, without limitation, the Subordinated Note), or any portion thereof, will, on the date hereof, be inscribed with a legend conspicuously indicating that payment thereof is subordinated to the claims of the Senior Creditor pursuant to the terms of this Agreement, and a copy thereof will be delivered to the Senior Creditor on the date hereof. Any instrument evidencing any of the Subordinated Debt, or any portion thereof, which is hereafter executed by Issuer, will, on the date thereof, be inscribed with the aforesaid legend and a copy thereof will be delivered to the Senior Creditor on the date of its execution or within five (5) business days thereafter.

      11. Reimbursements for Expenses and Borrowings from Issuer; Restriction on Assignment of Claims. Except as permitted in Section 3 hereof, the Junior Creditor agrees that until the Senior Debt has been indefeasibly paid in full in cash and satisfied and all financing arrangements between the Debtor Parties and the Senior Creditor have been terminated, the Junior Creditor will not, directly or indirectly, accept or receive the benefit of any remuneration or reimbursement for expenses on account of the Subordinated Debt from or on behalf of any Debtor Party and will not assign or transfer to others any claim the Junior Creditor has or may have against Issuer, unless such assignment or transfer is made expressly subject to this Agreement.

      12. Continuing Nature of Subordination. This Agreement shall be effective and may not be terminated or otherwise revoked by the Junior Creditor until the Senior Debt shall have been indefeasibly paid in full in cash and satisfied and all financing arrangements among Debtor Parties and the Senior Creditor have been terminated. The Junior Creditor hereby waives to the fullest extent permitted by applicable law any right it may have to terminate or revoke this Agreement or any of the provisions of this Agreement. In the event the Junior Creditor shall have any right under applicable law otherwise to terminate or revoke this Agreement which right cannot be waived, such termination or revocation shall not be effective until written notice of such termination or revocation, signed by the Junior Creditor, is actually received by the Senior Creditor's officer responsible for such matters. In the absence of the circumstances described in the immediately preceding sentence, this is a continuing agreement of subordination and the Senior Creditor may continue, at any time and without notice to the Junior Creditor, to extend credit or other financial accommodations and loan monies to or for the benefit of a Debtor Party on the faith hereof. Any termination or revocation described hereinabove shall not affect this Agreement in relation to (a) any of the Senior Debt which arose or was committed to prior to receipt thereof, or (b) any of the Senior Debt created after receipt thereof if such Senior Debt is Preservation Debt.

      13. Additional Agreements between the Senior Creditor and Issuer. The Senior Creditor at any time and from time to time, either before or after any such aforesaid notice of termination or revocation, may enter into such agreement or agreements with a Issuer as the Senior Creditor may deem proper, extending the time of payment of or renewing or otherwise altering the terms, including, without limitation increasing the principal amount thereof, of all or any portion of the Senior Debt or affecting the security underlying any or all of the Senior Debt, and may exchange, sell, release, surrender or otherwise deal with any such security, without in any way thereby impairing or affecting this Agreement.

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      14. Junior Creditor's Waivers. All of the Senior Debt shall be deemed to have been made or incurred in reliance upon this Agreement. The Junior Creditor expressly waives all notice of the acceptance by the Senior Creditor of the subordination and other provisions of this Agreement and all other notices not specifically required pursuant to the terms of this Agreement whatsoever, and the Junior Creditor expressly waives reliance by the Senior Creditor upon the subordination and other agreements as herein provided. In the event that the Junior Creditor has or at any time acquires any lien upon or security interest in the assets securing the Senior Debt, or any part thereof, to the fullest extent permitted by applicable law, the Junior Creditor hereby waives any right that the Junior Creditor may have whether such right arises under Sections 9-504 or 9-505 of the Uniform Commercial Code or other applicable law, to receive notice of the Senior Creditor's intended disposition of such assets (or a portion thereof) or of the Senior Creditor's proposed retention of such assets in satisfaction of the Senior Debt (or a portion thereof). The Junior Creditor further agrees that in the event Issuer consents or fails to object to a proposed retention of such assets (or a portion thereof) by the Senior Creditor in satisfaction of the Senior Debt (or a portion thereof), the Junior Creditor hereby consents to such proposed retention regardless of whether the Junior Creditor is provided with notice of such proposed retention. The Junior Creditor agrees that the Junior Creditor will not interfere with or in any manner oppose a disposition of any assets securing the Senior Debt by the Senior Creditor. The Junior Creditor agrees that the Senior Creditor has not made any warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Issuer's Senior Notes, or the collectibility of the Senior Debt, that the Senior Creditor shall be entitled to manage and supervise its financial accommodations to Issuer in accordance with applicable law and its usual practices, modified from time to time as deemed appropriate under the circumstances, without regard to the existence of any rights that the Junior Creditor may now or hereafter have in or to any of the assets of Issuer, and that Senior Creditor shall have no liability to the Junior Creditor for, and waive any claim which the Junior Creditor may now or hereafter have against, the Senior Creditor arising out of any and all actions which the Senior Creditor, in good faith, takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in any collateral now or hereafter securing any of the Senior Debt, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or any other party) with respect to the Senior Debt or any agreement related thereto or to the collection of the Senior Debt or the valuation, use, protection or release of the collateral now or hereafter securing any of the Senior Debt for the Senior Debt.

      15. Invalidated Payments. To the extent that the Senior Creditor receives payments on, or proceeds of collateral for, the Senior Debt which are subsequently invalidated, declared to be fraudulent or preferential, set aside, avoided and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, equitable cause or pursuant to the Indenture, then, to the extent of such payment or proceeds received, the Senior Debt, or part thereof, intended to be satisfied shall be revived

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and continue in full force and effect as if such payments or proceeds had not been received by the Senior Creditor.

      16. Bankruptcy Issues. The Junior Creditor agrees that the Senior Creditor may consent to the use of cash collateral or provide financing to a Issuer (under Section 363 or Section 364 of the Bankruptcy Code or otherwise) on such terms and conditions and in such amounts as the Senior Creditor, in its sole discretion, may decide and that, in connection with such cash collateral usage or such financing, the Issuer (or a trustee appointed for the estate of the Issuer) may grant to the Senior Creditor liens and security interests upon all assets of the Issuer, which liens and security interests (i) shall secure payment of all Senior Debt (whether such Senior Debt arose prior to the filing of the petition for relief or arise thereafter); and (ii) shall be superior in priority to the liens and security interests, if any, held by the Junior Creditor on the assets of the Debtor Parties. All allocations of payments between the Senior Creditor and the Junior Creditor shall, subject to any court order, continue to be made after the filing or other commencement of any Insolvency or Liquidation Proceeding on the same basis that the payments were to be allocated prior to the date of such filing or commencement. The Junior Creditor agrees that he will not object to or oppose a sale or other disposition of any assets securing the Senior Debt (or any portion thereof) free and clear of security interests, liens or other claims of the Junior Creditor, if any, under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Senior Creditor has consented to such sale or disposition of such assets. In the event that the Junior Creditor has or at any time acquires any security for the Subordinated Debt, the Junior Creditor agrees not to assert any right it may have to "adequate protection" of its interest in such security in any Insolvency or Liquidation Proceeding and agrees that he will not seek to have the automatic stay lifted with respect to such security, without the prior written consent of the Senior Creditor. The Junior Creditor waives any claim he may now or hereafter have arising out of the Senior Creditor's election, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by a Issuer, as debtor in possession. The Junior Creditor agrees not to initiate or prosecute or encourage any other person to initiate or prosecute any claim, action or other proceeding (i) challenging the enforceability of the Senior Creditor's claim, (ii) challenging the enforceability of any liens or security interests in assets securing the Senior Debt or (iii) asserting any claims which the Issuer may hold with respect to the Senior Creditor. The Junior Creditor agrees that he will not seek participation or participate on any creditors' committee without the Senior Creditor's prior written consent. In the event that the Senior Creditor consents to such participation, at the request of the Senior Creditor, the Junior Creditor will resign from his position on such committee. To the extent that the Senior Creditor receives payments on, or proceeds of collateral for, the Senior Debt which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then, to the extent of such payment or proceeds received, the Senior Debt, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Senior Creditor.


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      17. Senior Creditor's Waivers. No right of the Senior Creditor to enforce the subordination or other terms as provided in this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Issuer or by any act or failure to act by the Senior Creditor, or by any noncompliance by Issuer with the terms, provisions and covenants of this Agreement, or the Subordinated Note, regardless of any knowledge thereof which the Senior Creditor may have or be otherwise charged with. No waiver shall be deemed to be made by the Senior Creditor of any of the Senior Creditor's rights hereunder, unless the same shall be in writing signed on behalf of the Senior Creditor, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the Senior Creditor or the obligations of the Junior Creditor to the Senior Creditor in any other respect at any other time. The failure of the Senior Creditor to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provisions, nor in any way to affect the validity of this Agreement or any part hereof or the right of the Senior Creditor thereafter to enforce each and every such provision. No waiver by the Senior Creditor of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

      18. Information Concerning Financial Condition of Issuer. The Junior Creditor hereby assumes responsibility for keeping informed of the financial condition of Issuer, any and all endorsers and any and all guarantors of the Senior Debt and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and/or Subordinated Debt that diligent inquiry would reveal, and the Junior Creditor hereby agrees that the Senior Creditor shall not have any duty to advise the Junior Creditor of information known to the Senior Creditor regarding such condition or any such circumstances. In the event the Senior Creditor, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to the Junior Creditor, the Senior Creditor shall be under no obligation (i) to provide any such information to the Junior Creditor on any subsequent occasion, or (ii) to undertake any investigation not a part of Senior Creditor's regular business routine and shall be under no obligation to disclose any information which, pursuant to accepted or reasonable commercial finance practices, the Senior Creditor wishes to maintain confidential. The Junior Creditor hereby agrees that all payments received by the Senior Creditor may be applied, reversed, and reapplied, in whole or in part, to any portion of the Senior Debt, as the Senior Creditor, in its sole discretion, deem appropriate and assent to any extension or postponement of the time of payment of the Senior Debt or to any other indulgence with respect thereto, to any substitution, exchange or release of collateral which may at any time secure the Senior Debt and to the addition or release of any other party or person primarily or secondarily liable therefor.

            Without in any way limiting the generality of the foregoing paragraph, the Senior Creditor, may, at any time and from time to time, without the consent of, or notice to, the Junior Creditor without incurring any liabilities to the Junior Creditor and without impairing or releasing the subordination and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Junior Creditor is affected, impaired or extinguished thereby) do any one or more of the following:


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            (i) change the manner, place or terms of payment or change or extent the time of payment of, or renew, exchange, amend, increase or alter, the terms of any of the Senior Debt or any lien in any of any collateral now or hereafter securing all or any portion of the Senior Debt or guaranty thereof or any liability of a Issuer or any guarantor, or any liability incurred directly or indirectly in respect thereof (including, without limitation, any extension of the Senior Debt, without any restriction as to the tenor or terms of any such extension), or otherwise amend, renew, exchange, extend, modify, supplement in any manner the Senior Debt or any related documents.

            (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral or other property securing the Senior Debt or any liability of a Issuer or any guarantor to such holder, or any liability incurred directly or indirectly in respect thereof;

            (iii) settle or compromise any Senior Debt or any other liability of a Issuer or any guarantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, the Senior Debt) in any manner or order; and

            (iv) exercise or delay in or refrain from exercising any right or remedy against a Issuer or any security or any guarantor or any other Person, elect any remedy and otherwise deal freely with a Issuer and the collateral and any security and any guarantor or any liability of a Issuer or any guarantor to such holder or any liability incurred directly or indirectly in respect thereof.

            The Senior Creditor shall have no duty to the Junior Creditor with respect to the preservation or maintenance of any collateral now or hereafter securing all or any portion of the Senior Debt or the manner in which Senior Creditor enforces its rights in such collateral or to preserve or maintain the rights of any Person in such collateral, and the Junior Creditor hereby waive any and all claims which the Junior Creditor may now or hereafter have against the Senior Creditor which relate to such preservation, maintenance or enforcement. The Junior Creditor agrees not to assert and hereby waives, to the fullest extent permitted by law: any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisement, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior creditor may have under applicable law.

      19. CONSENT TO JURISDICTION; SERVICE OF PROCESS.

            (A) THE JUNIOR CREDITOR CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE JUNIOR CREDITOR AT THE ADDRESS STATED BELOW AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED THREE (3) DAYS

AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID. THE JUNIOR CREDITOR WAIVES ANY OBJECTION BASED UPON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER. NOTHING IN THIS SECTION 17 SHALL AFFECT THE RIGHT OF THE SENIOR CREDITOR TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE SENIOR CREDITOR TO BRING ANY ACTION OR PROCEEDING AGAINST THE JUNIOR CREDITOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

            (B) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF SECTIONS 17, 18, 19 AND 21, WITH COUNSEL OF ITS CHOICE AND IS FULLY AWARE OF THE LEGAL CONSEQUENCES AND EFFECTS OF AND HAS KNOWINGLY AGREED TO THE PROVISIONS HEREOF.

      20. ARM'S LENGTH AGREEMENT. EACH OF THE PARTIES TO THIS AGREEMENT AGREES AND ACKNOWLEDGES THAT THIS AGREEMENT HAS BEEN NEGOTIATED IN GOOD FAITH, AT ARM'S LENGTH, AND NOT BY ANY MEANS FORBIDDEN BY LAW.

      21. INJUNCTIVE RELIEF. THE JUNIOR CREDITOR ACKNOWLEDGES AND AGREES THAT ITS COVENANTS AND OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER DOCUMENTS, INSTRUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH ARE INTEGRAL TO THE SENIOR CREDITOR'S REALIZATION OF ITS RIGHTS AGAINST, AND THE VALUE OF ITS INTEREST IN, THE ASSETS OF A DEBTOR PARTY AND ITS AFFILIATES, THAT A BREACH OF ANY OF THE COVENANTS AND OBLIGATIONS OF THE JUNIOR CREDITOR HEREUNDER OR UNDER THE OTHER DOCUMENTS, INSTRUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH SHALL ENTITLE THE SENIOR CREDITOR TO INJUNCTIVE RELIEF AND SPECIFIC PERFORMANCE WITHOUT THE NECESSITY OF PROVING IRREPARABLE INJURY TO THE SENIOR CREDITOR OR THAT THE SENIOR CREDITOR DO NOT HAVE AN ADEQUATE REMEDY AT LAW IN RESPECT OF SUCH BREACH (EACH OF WHICH ELEMENTS THE JUNIOR CREDITOR ADMITS EXIST) AND, AS A CONSEQUENCE, THE JUNIOR CREDITOR AGREES THAT EACH AND EVERY COVENANT AND OBLIGATION APPLICABLE TO IT AND CONTAINED IN THIS AGREEMENT OR THE OTHER DOCUMENTS INSTRUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH SHALL BE SPECIFICALLY ENFORCEABLE AGAINST IT. THE JUNIOR CREDITOR HEREBY WAIVES AND AGREES NOT TO ASSERT ANY DEFENSES AGAINST AN ACTION FOR SPECIFIC PERFORMANCE OF ITS RESPECTIVE COVENANTS AND OBLIGATIONS HEREUNDER AND/OR UNDER THE OTHER DOCUMENTS, INSTRUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH.

      22. Notices. Except as otherwise provided for herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon either of the parties by the other, or whenever either of the parties desires to give or serve upon the other communication with respect to this Agreement, such notice, demand, request, consent, approval, declaration or other communication shall be in writing (including, but not limited to, facsimile communication), and shall either be delivered in person, telecopied, telegraphed, sent by reputable overnight courier or mailed by first class mail, or registered or certified mail, return receipt requested, postage prepaid or provided for, addressed as follows:

      (i)  If to the Senior Creditor at:

            c/o U.S. Bank Trust National Association
            Corporate Trust Services
            U.S. Bank Trust Center
            Mail Code SPFT0210
            180 East Fifth Street
            St. Paul, Minnesota 55101

      (ii) If to the Junior Creditor at:

            O. Bruton Smith
            5401 East Independence Boulevard
            P.O. Box 18747
            Charlotte, North Carolina  78218

or to such other address as any party designates to the other parties in the manner herein prescribed.

      23. GOVERNING LAW. ANY DISPUTE BETWEEN ANY OF THE JUNIOR CREDITOR AND THE SENIOR CREDITOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS, INSTRUMENTS OR AGREEMENTS EXECUTED IN CONNECTION HEREWITH AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE LAWS (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

      24. Counterparts; Facsimile Effectiveness. This Agreement may be executed in one or more counterparts, each of which shall be considered an original counterpart, and shall become a binding agreement when the Senior Creditor and the Junior Creditor and Issuer have each executed one counterpart. Each of the parties hereto agrees that a signature transmitted to the Senior Creditor or its counsel by facsimile transmission shall be effective to bind the party so transmitting its signature.

      25. Complete Agreement; Merger. This Agreement, including the schedules and exhibits hereto, contain the entire understanding of the parties hereto with regard to the subject matter contained herein. This Agreement supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Agreement, all of which have become merged and finally integrated into this Agreement. Each of the parties understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Agreement, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Agreement not included or referred to herein and not reflected by a writing included or referred to herein.

      26. No Third Party Beneficiaries. This Agreement is solely for the benefit of the Senior Creditor and its respective successors and assigns and the Junior Creditor and its successors and is not intended to confer upon the Issuer or any other third party any rights or benefits.

      27. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      28. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      29. No Strict Construction. The parties (directly and through their counsel) hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

      30. No Conflict with Ford Subordination Agreement. Senior Creditor acknowledges the existence of the Ford Subordination Agreement and has been provided with copy of the Ford Subordination Agreement by Junior Creditor. Senior Creditor agrees that notwithstanding any provision contained in this Subordination Agreement, to the extent of a conflict between the terms of the Ford Subordination Agreement and this Subordination Agreement, the terms of the Ford Subordination Agreement shall control.



                     [Signatures begin on following page]

      IN WITNESS WHEREOF, this Subordination Agreement has been signed as of this 29th day July, 1998.

                          /s/ O. Bruton Smith
                          -------------------------
                          O. BRUTON SMITH






Acknowledged and accepted as of
this 30th day of July, 1998, by:

U.S. BANK TRUST NATIONAL ASSOCIATION AS TRUSTEE UNDER THAT
CERTAIN INDENTURE DATED AS OF JULY 1, 1998 FOR THE BENEFIT OF THE
HOLDERS OF SONIC AUTOMOTIVE, INC. SENIOR SUBORDINATED NOTE DUE
2008


By:        /s/ Judith M. Zuzek
--------------------------------------
Title:           Trust Officer


Without in any way establishing any rights with respect to the terms thereof on behalf of any of the undersigned, the undersigned acknowledges receipt of a copy of the foregoing Subordination Agreement this 31st day of July, 1998 and agrees to take no action or refrain from taking action inconsistent with the terms thereof.


SONIC AUTOMOTIVE, INC.



By:        /s/ B. Scott Smith
    -------------------------------
      Its:        President
           ------------------------